Exhibit 10.28

AMENDMENT
TO
COPSYNC, INC. REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT (“Amendment”) to that certain Registration Rights Agreement (the “Agreement”), by and between COPsync, Inc., a Delaware corporation (the “Company”) and the purchasers set forth on the signature pages thereto (each a “Noteholder” and together the “Noteholders”), is made as of December 1, 2015 (the “Effective Date”).

WHEREAS, pursuant to Section 2(a) of the Agreement the Company must prepare and file with the SEC an initial Registration Statement on Form S-1 (the “Registration Statement”) covering the resale of Registrable Securities no later than October 15, 2015;

WHEREAS, pursuant to Section 2(a) of the Agreement, the Company must use reasonable best efforts to have the Registration Statement declared effective no later than December 14, 2015;

WHEREAS, the Company and the Noteholders desire to amend the Agreement to extend the dates by which the Company must file the Registration Statement and have it declared effective; and

WHEREAS, pursuant to Section 8 of the Agreement, the Agreement may be amended with the written consent of the Company and holders of at least a majority of the Notes.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the foregoing recitals, which are incorporated herein; and intending to be legally bound hereby, the parties agree as follows:

1. Each capitalized term used in this Amendment shall have the same meaning ascribed to such term in the Agreement unless otherwise defined in this Amendment.

2. Section 1(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(d)  ‘Filing Deadline’ means (i) with respect to any Registration Statement required to be filed pursuant to Section 2(a), by December 18, 2015; and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.”

3. Section 1(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(c)  ‘Effectiveness Deadline’ means (i) with respect to any Registration Statement required to be filed pursuant to Section 2(a), February 19, 2016; and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 90th calendar day following the date on which the Company was required to file such additional Registration Statement and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.”

4. The Noteholders hereby waive any Filing Default that may have occurred under the Agreement and waive any late fee they may be entitled to receive under Section 2(g) of the Agreement.

5. The terms and provisions of this Amendment shall modify and supersede the Agreement.  All other terms and conditions of the Agreement remain in full force and effect.

This Amendment may be delivered by facsimile or electronic mail signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

The Company COPsync, Inc. By: Name: Ron Woessner Title: Chief Executive Officer

Signature Page to Amendment to COPsync, Inc. Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Noteholder

Signature Page to Amendment to COPsync, Inc. Registration Rights Agreement